UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

Vir Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39083	81-2730369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Owens Street, Suite 900

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 906-4324

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VIR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2024, Vir Biotechnology, Inc. (the “Company” or “Vir”) and Amunix Pharmaceuticals, Inc., a Sanofi company (“Sanofi”) entered into a License Agreement (the “Agreement”). Upon closing of the transaction contemplated by the Agreement (the “Closing” and the “Transaction”, respectively), the Company will obtain an exclusive (even as to Sanofi and its affiliates), worldwide, royalty-bearing, sublicensable (through multiple tiers in accordance with the Agreement), transferable (to the extent permitted under the Agreement) license to research, develop, manufacture, commercialize and otherwise exploit (i) three clinical-stage masked T-cell engagers of Sanofi, for all therapeutic, prophylactic, palliative, and diagnostic uses, excluding the ophthalmological field, and (ii) the protease-cleavable masking platform of Sanofi for oncology and infectious disease, excluding the ophthalmological field. At Closing, the Company will make an upfront payment to Sanofi in the amount of $100 million plus $75 million in an escrowed milestone payment that is subject to SAR446368 (AMX-525) achieving “first in human dosing” by 2026. Sanofi will also be eligible to receive up to an additional $323 million in future development and regulatory milestone payments, up to an additional $1.488 billion in commercial net sales-based milestone payments, and low single-digit to low double-digit tiered royalties on worldwide net sales. The consummation of the Transaction is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2024.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “plan,” “potential,” “aim,” “expect,” “anticipate,” “promising” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Form 8-K. Forward-looking statements contained in this Form 8-K include, but are not limited to, statements regarding Vir’s strategy and plans; Vir’s ability to realize the anticipated benefits from the Agreement; difficulties or unanticipated expenses in connection with the Agreement, and the potential effects on Vir’s earnings; the risk that Vir’s investment in connection with the Agreement will lose value for any number of reasons; the ability of the parties to initiate, progress or complete clinical trials within currently anticipated timelines or at all, and the possibility of unfavorable results from studies, including those involving SAR446309, SAR446329 and SAR446368, and any additional programs that may become subject to the Agreement; the potential clinical effects, potential benefits, safety and efficacy of the investigational products that are the subject of these programs; data from ongoing studies evaluating such investigational products and programs; Vir’s ability to file applications for regulatory approval or receive regulatory approvals in a timely manner or at all for such investigational products and programs, and the risk that any such approvals may be subject to significant limitations on use; the possibility that closing of the transaction might not occur, that the Agreement may be terminated for any number of reasons, or that development of the investigational products and programs subject to the Agreement may be discontinued, and therefore may never be successfully commercialized; Vir’s ability to successfully commercialize any approved drug products resulting from the Agreement; and any assumptions underlying any of the foregoing. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data or results observed during clinical studies or in data readouts; the occurrence of adverse safety events; risks of unexpected costs, delays or other unexpected hurdles; difficulties in collaborating with other companies; successful development and/or commercialization of alternative product candidates by Vir’s competitors; changes in expected or existing competition; delays in or disruptions to Vir’s business or clinical studies due to geopolitical changes or other external factors; failure to achieve any necessary regulatory approvals; and unexpected litigation or other disputes. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later-stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Form 8-K are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date: August 1, 2024	By:	/s/ Marianne De Backer
Marianne De Backer, M.Sc., Ph.D., MBA
Chief Executive Officer